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                                                                    EXHIBIT 23.1



SAFECO Corporation and Subsidiaries
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CONSENT OF ERNST & YOUNG LLP                                Independent Auditors

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We consent to the use of our report dated February 8, 2002, included in the
Annual Report on Form 10-K of SAFECO Corporation for the year ended December 31, 2001, with respect to the consolidated financial statements and schedules, as amended, included in this Form 10-K/A.


                                        /s/ ERNST & YOUNG LLP


Seattle, Washington
August 13, 2002